UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2009

PlanetOut Inc.
(Exact name of registrant as specified in charter)

Delaware	000-50879	94-3391368
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1355 Sansome Street, San Francisco CA		94111
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (415) 834-6500
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On March 20, 2009, PlanetOut Inc. (the “Company” or “PlanetOut”) and Wells Fargo Bank, N.A. entered into Amendment No. 3 to Rights Agreement (the “Third Amendment”) amending the Company’s Rights Agreement dated January 4, 2007, as amended by Amendment No. 1 to Rights Agreement, dated June 28, 2007 (the “First Amendment”), and Amendment No. 2 to Rights Agreement, dated January 8, 2009 (the “Second Amendment”). The Rights Agreement is attached as Exhibit 99.2 to the Company’s report on Form 8-K filed on January 8, 2007. The First Amendment is attached as Exhibit 4.7 to the Company’s Quarterly Report on Form 10-Q filed on August 3, 2007. The Second Amendment is attached as Exhibit 4.10 to the Company’s Annual Report on Form 10-K filed on March 4, 2009. The Rights Agreement, as amended to date, is referred to in this report as the “Rights Agreement.”
          On March 12, 2009, Austin W. Marxe, David M. Greenhouse, Special Situations Fund III QP, L.P. and Special Situations Fund L.P. (collectively, the “Special Situations Parties”) acquired 555,454 shares of the Company’s common stock, causing the Special Situations Parties to beneficially own greater than 15% of the Company’s common stock. Pursuant to the terms of the Rights Agreement, the Board of Directors on March 20, 2009 approved amending the terms of the Rights Agreement to exclude the Special Situations Parties from the definition of an Acquiring Person under the Rights Agreement until (a) the date on which the Board of Directors of the Company determines that it is not in the best interests of the Company to continue to exclude the Special Situations Parties from the definition of Acquiring Person under the Rights Agreement or (b) the date the Special Situations Parties, or any affiliates or associates of the Special Situations Parties, becomes the beneficial owner of any additional shares of Company common stock, whichever is earlier.
          The Rights Agreement, as modified by the First Amendment, the Second Amendment and the Third Amendment, remains in full force and effect. The Third Amendment, which is filed as an exhibit to this Current Report on Form 8-K, is incorporated herein by reference. The foregoing description of the Third Amendment is qualified in its entirety by reference to such exhibit.
Item 3.03 Material Modification to Rights of Security Holders
     The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Description
4.1	Amendment No. 3 to Rights Agreement, dated as of March 20, 2009, by and between PlanetOut Inc. and Wells Fargo Bank, N.A.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PlanetOut Inc.
Date: March 25, 2009	By:	/s/ Daniel E. Steimle
Daniel E. Steimle
Chief Executive Officer and Chief Financial Officer